Exhibit 10.2

THIRTY-FIRST AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Thirty-first Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Thirty-first Amendment”) is made and entered into by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”), as of the latest date set forth below.

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with (a **** transponders on **** (collectively, the “Customer’s **** Transponders” and individually, the “Customer’s **** Transponder”); (b) **** transponders on **** (“Customer’s **** Transponder”); (c) **** Transponder ****; (d) **** Transponder ****; and (e) **** Transponder **** ” as detailed in Appendix A hereto.

WHEREAS, Customer wishes to amend ****, as further detailed below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	****. The Capacity provided under ****, consisting of **** Capacity on the ****, shall be **** at the **** Fee set forth in Appendix A hereto.

2.	****. The Capacity provided under ****, consisting of **** Capacity on the ****, shall be **** at the **** Fee set forth in Appendix A hereto.

3.	Section 3.1, **** Fee. Appendix A of the Agreement shall be replaced with the Appendix A attached hereto which has been updated to reflect the amended Services.

4.	Except as specifically set forth in this Agreement, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Thirty First Amendment as of the latest date set forth below (the “Execution Date”).

INTELSAT CORPORATION    GCI COMMUNICATION CORP.

By:    /s/ Stephen Chernow    By: /s/ Jimmy Sipes

Name:    Stephen Chernow    Name: Jimmy Sipes

Title:    VP & Deputy General Counsel    Title: VP, Network Services & Chief Engineer

Date:    June 30, 2017    Date: June 29, 2017

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OSC-10361         CML /
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APPENDIX A
CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEDULE

SVO	**** Transponder No.	Transponder Type	Capacity Term	**** Fee
****	****	****	****	US$ **** **
****	****	****	****	US$ **** **
****	****	****	****	US$ **** *
****	****	****	****	US$ **** **
****	****	****	****	US$ **** **
****	****	****	****	US$ **** **
****	****	****	****	US$ **** *
****	****	****	****	US$ **** **
****	****	****	****	US$ **** *
****	****	****	****	US$ **** *
****	****	****	****	US$ **** *
****	****	****	****	US$ **** **
****	****	****	****	US$ **** *
****	****	****	****	US$ **** *
****	****	****	****	US$ **** *
****	****	****	****	US$ **** ***
****	****	****	****	US$ **** ***
****	****	****	****	US$ **** ***
****	****	****	****	US$ **** ***
****	****	****	****	US$ **** ***
****	****	****	****	US$ **** **
****	****	****	****	US$ **** ****
****	****	****	****	US$ **** **
****	****	****	****	US$ **** ***
****	****	****	****	US$ **** **
****	****	****	****	US$ **** ***
****	****	****	****	US$ **** **
****	****	****	****	US$ **** ***
****	****	****	****	US$ ****
****	****	****	****	US$ **** **

* **** Fee includes US$ **** for **** and the US$ **** for each of Customer’s **** Transponders under Article 14. If the **** Transponder **** or when Customer is using a Transponder **** (****), the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder **** to the **** Fee. The **** fee shall be ****.

** **** Fee includes US$ **** for **** Fee and the US$ **** for each of Customer’s **** Transponders with **** under Article 15. If the **** Transponder is **** or when Customer is using a Transponder on ****, the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall **** Fee. The **** Fee shall be ****.

*** **** Fee includes US$ **** for **** Fee and the US$ **** for each of the Customer’s **** Transponder **** Fees, **** (hereinafter referred to as the “**** Fee” as **** is the ****), pro-rated for transponder **** If the **** Transponder ****, the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall **** Fee. The **** Fee shall be ****.

**** **** Fee includes US$ **** for **** Fee. No **** is provided for this Transponder.

OPT-056185 & 056184/             Page 2 of 2
OSC-10361         CML /
Active/46917843.1